THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

PARTNERSHIP AGREEMENT

This Partnership Agreement ("Agreement") is entered into as of the 7th day of November, 2006 ("Effective Date") by and between RxElite, Inc. ("RxElite"), a Delaware corporation, whose principal place of business is 1404 North Main, Suite 200, Meridian, ID 83642 and Core Tech Solutions, Inc. ("Core Tech"), a New Jersey corporation, whose principal place of business is 50 Lake Dr., East Windsor, NJ 08520.

WHEREAS, RxElite is a rapidly growing U.S. generic pharmaceutical company utilizing "best in class" manufacturing and research and development; and,

WHEREAS, Core Tech Solutions, Inc. is a corporation that owns and is developing and manufacturing products and technology in the areas of transdermal (TDS) and topical delivery systems; and,

WHEREAS, RxElite and Core Tech, hereinafter referred to as the Parties, wish to establish a business partnership agreement in accordance with the terms set forth herein.

Article I - Definitions

1.1. "Licensed Products" shall mean the Fentanyl transdermal systems produced by Core Tech, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson.

1.2. "Technology" shall mean the copyright, trade secret, know-how, data, drug applications, and other information (whether or not patentable or qualifying as a trade secret) relating to the "Field of Use" and the "License Products" that Core Tech owns, or hereafter develops, individually or in conjunction with RxElite, and that may hereafter be provided to or revealed to RxElite by Core Tech, pursuant to the terms of this Agreement.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
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COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

1.3. "Field of Use" shall mean the "Licensed Product" for sale, distribution and use of the Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson.

1.4. "License Period" shall mean collectively the respective periods commencing on the date hereof and ending (unless terminated) with no end date.

1.5. "Gross Sales" shall mean the gross sales of Licensed Products billed to customers by RxElite, its Subsidiaries, and its sub-Licensees, less the following:

(a) allowances and adjustments actually credited to customers for damaged and returned Licensed Products;

(b) trade, quantity, cash, and prompt payment discounts actually allowed and taken; and

(c) third-party charges of the following kinds, collected by the seller from the buyer and separately identified on the invoice: transportation charges, sales taxes, and excise taxes and duties.

Gross Sales shall also include and be deemed to have been made with respect to any Licensed Products used by RxElite, any Subsidiary, or any sub-Licensee, for its own purposes, or transferred to any third-party for less than the transferee is then charging in normal arms-length sales transactions; and Gross Sales in all such cases shall be deemed to have been made at the prices therefore at which such Licensed Products are then being sold to the customers of such users or transferors (or of RxElite, if a subsidiary is a user but not a seller) in arms-length transactions.

1.6. "Net Profits" shall mean the Gross Sales of Licensed Products as defined in Section 1.5, less the following:

(a) Core Tech product transfer price;

(b) direct customer rebates, including Medicaid and Medicare rebates; and,

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

(c) liability insurance for the licensed product, direct warehousing and transportation costs not attributed to the "Gross Sales" calculation.

1.7 "Subsidiary" shall mean any corporation, partnership, or other business organization that directly or indirectly controls, is controlled by, or is under common control with RxElite.

1.8 "Territory" shall mean the United States and World Wide rights if payment in full for World-Wide rights is paid according to the terms below.

Article II — Core Tech Responsibilities

2.1. Research and Development Activities: Core Tech shall provide the following services in relation to the approval of a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson.:

•	Analytical Method Transfer & Validation; and,

•	Product Scale up.

2.2. Clinical and U.S. Regulatory Activities: Core Tech shall provide the following services in relation to the approval of a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson.:

• cGMP Manufacturing of Clinical and Registration Batches (1 x 25k batch each) placebo, 12.5, 25, 50, 75, 100 μg/hr, QC Release of Clinical and Registration batches;

• Pivotal Bioequivalence Study (XX subjects to complete) - Duragesic® (25μg/hr, 10 cm2, 0.6 mg/24hr) vs. Core Tech Generic Fentanyl Transdermal System (25μg/hr, 10 cm2, 0.6 mg/24hr);

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

•	Cumulative Irritation Combination Study (XX Subject to complete) - Core Tech Placebo Transdermal System, (00μg/hr, 10 cm2, 0.0 mg/24hr);

•	Completion of Clinical Studies;

•	XX Year Stability Study of Clinical and Registration Batches; and,

•	ANDA Compilation and Filing with U.S. FDA.

2.3. Manufacturing Activities. Core Tech shall provide the following services in relation to the approval of a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson.;

• Manufacturing of Process Validation Batches, 5 strengths, 3 batches per strength, XX patches/batch for 5 cm2, 10 cm2, 20 cm2 and XX patches/batch for 30 cm2, 40 cm2 (total all the strengths combined XX patches)

• Launch batches - Following regulatory approval, manufacture Fentanyl Transdermal System in conformity with mutually agreed quantities;

• Delivery of approved products to RxElite in mutually agreed minimum lot sizes and FDA-approved packaging, delivered to mutually determined locations according to mutually agreed schedules;

•	Establish and support warranties against defects in manufacture or packaging of products;

•	Execute any supplementary filings to regulatory authorities in connection with manufacture of products; and,

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

• Sell to RxElite product at the cost which will be reset according to actual audited costs quarterly. The estimated costs for each carton (1 patch/pouch, 5 pouches / carton - 5-pack configuration carton), not including product packaging, Instructions for Use, product inserts and shipping cases, is presented below. Raw material cost fluctuations may impact transfer pricing. These estimates are based upon the mutually agreed upon minimum quantity of XX million patches XX Year. XX

Estimated Transfer Price from Core Tech to RxElite*	Patch Size	Price/Single Patch	Price/5 Patches per Carton
12.5 μg/hr	5 cm2	XX/patch	$XX/carton
25 μg/hr	10 cm2	XX /patch	$XX/carton
50 μg/hr	20 cm2	XX /patch	$XX/carton
75 μg/hr	30 cm2	XX /patch	$XX/carton
100 μg/hr	40 cm2	XX /patch	$XX/carton

*Note: XX

2.4  Core Tech shall grant RxElite a first right of refusal to develop, manufacture and distribute any other generic transdermal system (patch products, including the generic form of XX [XX patch]) for itself or a client. RxElite will respond to any first right of refusal within 30 days and if terms are agreed upon by both parties, commence development within 90 days of the first right of refusal.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

2.5 If Core Tech is unable to file an ANDA within 30 months for a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson or Core Tech chooses to no longer pursue an approval, then RxElite shall have foil access to and a right to utilize all work created during the filing process on a royalty free non-exclusive basis for its own uses separate of Core Tech. This condition shall be considered null and void if RxElite defaults on the responsibilities of this agreement causing delays in the Core Tech ANDA submission.

Article III - RxElite Responsibilities

• 3.1. Development Funding and Clinical Studies. RxElite shall provide the following services in relation to the development support of a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®: XX by wire transfer within 3 business days of the signing of this agreement by both parties; and

• XX

• XX

Of the above funding, XX is allocated for reimbursement of clinical study expenses to be incurred during the FDA regulatory approval process.

3.2. US Process Validation. RxElite shall provide the following services in relation to the product validation lots and US regulatory support of a Fentanyl Transdermal System:

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WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

• An estimated additional XX transfer to produce required process validation batches in relation to the ANDA approval (this product is intended to be sold under the profit share terms of this agreement, once FDA approval has been finalized). Funding to be received within 30 days of filing of ANDA. Estimated pricing reflects XX  patches at a projected cost of XX per patch. Actual pricing including above mentioned packaging requirements to be provided by Core Tech at the time of manufacture. Core Tech and RxElite will jointly determine the final Product Process Validation schedule requirements.

The above payments shall be considered payment in full to Core Tech for the development and approval of an ANDA for the Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®. All development, clinical, process validation, and regulatory approval payments are non-refundable. Any payment amount or payment timeline not met by RxElite shall null and void this agreement, unless agreed upon by both parties in writing. Additional funding to procure expanded manufacturing capacity or to purchase initial product inventories may be addressed at any time and must be agreed upon in writing by both Parties. Both parties shall have access to review ANDA filing documents paid for and completed during the term of this agreement for viewing and verification purposes only.

If this agreement becomes null and void due to default on payments from RxElite to Core Tech, then Core Tech shall reimburse RxElite the full amount paid to date by RxElite, minus external fees and expenses specific to this agreement (including expenses associated with procuring a new distribution partner), within three years of FDA approval and the commencement of sales of the Fentanyl transdermal system produced by Core Tech, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson. In the event of default, Core Tech will own and maintain the rights of the licensed product to continue all research, regulatory, development, clinical, marketing and distribution activities at its own discretion. If Core Tech is unable to sign and execute an equivalent partnership agreement with an alternate manufacturing and distribution entity for the sales of the Fentanyl transdermal system within one year of RxElite's default, all monies invested will be retained by Core Tech.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

3.3 Worldwide Regulatory Filing. RxElite shall provide the following services in relation to the worldwide regulatory support of a Fentanyl Transdermal System:

3.3.1 EU Funding for Clinical Studies and Regulatory Filings: RxElite shall pay Core Tech an additional XX within one year of the signing of this agreement, and an additional XX within XX of signing this agreement XX to secure the Worldwide marketing, sales and distribution rights for the Fentanyl Transdermal System.

3.3.2 If RxElite chooses not pay to for non-U.S. rights, all other terms of this agreement remain binding and at that time, Core Tech will own and maintain the non-U.S. rights of the licensed product to continue all research, regulatory, development, clinical, marketing and distribution activities at its own discretion.

3.3.3 Clinical Studies: This payment shall be applied to regulatory, clinical and filing costs in Europe (EU) for approval of the Fentanyl Transdermal System equivalent  to regulatory authority to the brand product Duragesic.

3.3.4 Product Validation: RxElite shall pay in addition to the above, by wire transfer, all necessary costs for process validation batches necessary for the approval in each respective country , and this product will be sold under the profit share terms of this agreement, once approval has been finalized in each country. Additional development fees for further country filings shall be agreed upon by both parties and paid to Core Tech from RxElite as due for each country filing.

3.4. Marketing and Distribution. RxElite shall provide the following services in relation to the marketing and distribution of a Fentanyl Transdermal System, equivalent, according to the U.S. FDA, to the brand product Duragesic®, manufactured by a division of Johnson and Johnson:

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

a) Develop and execute a sales and marketing plan consistent with manufacturing targets established by both companies;

b) Provide market research and analysis to support product manufacturing and marketing;

c) Coordinate customer service with information and processing of warranty claims;

d) Provide warehousing and logistics to support distribution of products and maintain accurate distribution records;

e) Staff a Post-Approval Compliance Program that will log customer complaints and oversee adverse events reporting; and,

f) RxElite will assist Core Tech in managing and qualification of expansion, build out and secure vault activities that are required or advantageous to the production of the licensed product.

3.5. Manufacturing Requirements. RxElite shall provide a Fentanyl Transdermal System manufacturing product requirement schedule to Core Tech including: a two-year rolling forecast, six month committed delivery projections and monthly purchase orders. Orders will be finalized and firm and binding 90 days in advance of each monthly order.

3.5.1. Manufacturing Minimum Orders. RxElite will guarantee the purchase of a minimum of XX Fentanyl Transdermal System patches XX of the licensed product per year throughout the duration of this contract commencing with the year ANDA approvals is obtained. For this requirement, a year will be defined as commencing from the date of ANDA approval or release for sale of the first commercially available batch whichever comes last and its subsequent yearly anniversary dates. Any portion of the year in which this agreement is in effect will be deemed a full year for the purposes of maintaining the minimum manufacturing requirement obligations on a prorated basis.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

3.5.2. If RxElite purchases less than the minimum quantities outlined in this Agreement then RxElite shall have up to 90 days to "Catch Up", by ordering increased quantities equal to the shortfall for the previous year during the Catch Up period. Manufacturing Minimums can be adjusted higher or lower by written agreement of both parties. If Core Tech is unable to supply enough product during the Catch Up period to satisfy minimums, then the catch up period shall be extended until all Catch Up product is supplied by Core Tech.

3.5.3. If RxElite does not meet its manufacturing minimums, and is not able to Catch Up according to Section 3.4.1, then RxElite shall lose its exclusive rights to the U.S. market. If exclusivity is lost by RxElite, then all other terms of this agreement EXCEPT SECTION 2.4 AND SECTION 16 shall remain in full force on a non-exclusive basis, with minimum orders of 2 million patches per order required. RxElite will not have any profit sharing participation or royalty for Core Tech produced product for customers other than RxElite or its licensees if exclusivity is lost.

3.5.4. Manufacturing Minimum Production. Core Tech will guarantee the production of a minimum of XX Fentanyl Transdermal System patches XX the licensed product per year throughout the duration of this contract commencing with the year ANDA approvals is obtained. For this requirement, a year will be defined as commencing from the date of ANDA approval or release for sale of the first commercially available batch whichever comes last and its subsequent yearly anniversary dates. Any portion of the year in which this agreement is in effect will be deemed a full year for the purposes of maintaining the minimum manufacturing requirement obligations on a prorated basis.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

3.5.5. If Core Tech produces less than the minimum quantities outlined in this Agreement then Core Tech shall have up to 90 days to "Catch Up", by producing increased quantities equal to the shortfall for the previous year during the Catch Up period. Manufacturing Minimums can be adjusted higher or lower by written agreement of both parties. Core Tech retains the right to qualify another manufacturing supply source separate of the Core Tech facility, utilizing the ANDA developed by Core Tech as part of this agreement, and RxElite will cooperate in facilitating a second source to meet licensed product requirements.

3.5.6. If Core Tech does not meet its manufacturing minimums, and is not able to Catch Up according to Section 3.5.1, then RxElite shall be allowed to qualify second manufacturing supply source separate of Core Tech, utilizing the ANDA expertise developed by Core Tech as part of this agreement, and Core Tech will cooperate with RxElite in facilitating the qualification of a second facility, at the expense of RxElite. The production outside of Core Tech to meet minimum shortfalls according to the terms of this Section 3.5.2 shall be on a royalty free basis with no profit share.

3.6 Deliveries. All deliveries under this Agreement shall be made FOB to one of RxElite's warehouse, as set forth in the order for the applicable Products.

3.7 Risk of Loss. Risk of loss of any kind to the Products manufactured and shipped pursuant to this Agreement shall rest with Core Tech during the manufacturing process and shipment to RxElite. Upon delivery to and written acceptance of the Product by RxElite, the risk of loss shall pass to RxElite. Nothing in this Section is intended to restrict or eliminate RxElite's right to revoke acceptance or reject nonconforming goods as permitted under the Uniform Commercial Code, or otherwise enforce the terms of any express or implied warranty associated with the goods. The intent of this Section is solely to allocate the risk of loss due to casualty or otherwise, including, without limitation, deterioration, breakage, accidental loss, and acts of god.

Article IV - Grant: Sublicenses

4.1. Grant. Subject to the terms and conditions set forth herein, Core Tech hereby grants to RxElite, to the extent that it lawfully may, use of the Technology only for the purpose of marketing, selling, and distributing Fentanyl Transdermal System in the Territory (the "License").

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SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

4.2. Reserved Rights. Core Tech reserves to itself (a) all rights not granted to RxElite hereunder, including the rights to use and permit the use of the product and technology for any purpose not in conflict with the provisions of the License, and (b) notwithstanding the terms of the License, the right at all times to make, have made, and use Licensed Products for Core Tech's own research purposes.

4.3. Sublicenses. RxElite shall also have the right to grant to its subsidiaries or other sub-Licensees, exclusive or non-exclusive sublicenses under the License during the License Period, provided, however, and RxElite agrees that:

a) the terms and conditions of each sublicense shall be consistent with the terms and conditions of this Agreement;

b) each sublicense shall provide that the obligations to Core Tech of this Agreement shall be binding on the sub-Licensee and be enforceable by Core Tech upon RxElite;

c) Core Tech shall have the right to approve any sublicense to a company not owned partially or fully by RxElite, that grants exclusive rights of any kind to anyone, such approval not to be unreasonably withheld;

d) RxElite shall furnish to Core Tech a true and complete copy of each sublicense agreement and each amendment thereto, promptly after the sublicense or amendment has been agreed upon;

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SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

e) No Subsidiary or other sub-Licensee shall have the right to further license, sublicense, or assign its rights without the written approval of Core Tech;

f) No sublicense shall relieve RxElite of any of its obligations hereunder, and RxElite shall be responsible for the acts or omissions of its Subsidiaries and sub-Licensees and for compliance by them with their obligations, and RxElite shall take all steps necessary to enforce that compliance to the extent required to allow RxElite to fully comply with all of its obligations under this Agreement; and,

g) RxElite shall not receive from sub-Licensees anything of value in lieu of cash payments in consideration for any sublicense under this Agreement without the prior written consent of Core Tech, which consent will not to be unreasonably withheld.

ARTICLE V - PROFIT PAYMENTS. RECORDS.

5.1. Profits. RxElite and Core Tech shall split profits obtained from the sale of the licensed product XX. Profits shall be calculated as defined in Section 1.6. Core Tech's transfer price shall be all direct costs plus an agreed upon overhead allocation.

5.2. Statements; Payments. RxElite shall, within thirty (30) days after the last days of March, June, September, and December in each year or portion thereof during the License Period, and within thirty (30) days after the end of the License Period, provide Core Tech with a statement accounting for the Gross Sales of Licensed Products by RxElite, its Subsidiaries, and its sub-Licensees (and with copies of the corresponding statements to RxElite from its subsidiaries and sub-Licensees), for the immediately preceding three (3) month period or portion thereof, accompanied by statement of Net Profit calculation and payment for all amounts collected from RxElite customers under this Article V for that period or portion thereof. Each such statement shall be certified by the Chief Executive Officer of RxElite as being true, correct, and complete, and shall include at least the following: Gross Sales calculations and number of units of different Licensed Products manufactured, sold and otherwise disposed of; total billings for each Licensed Product sold; accounting for all applicable Gross Sales calculations and deductions allowed; accounting for all applicable Net Profit calculations and deductions allowed; and payment due.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
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AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

5.3. Records. Audits. Both Parties shall keep (and cause to be kept) and maintain complete and accurate records of all manufacturing related costs, raw material costs, Gross Sales of the Licensed Products and accounting for all applicable Net Profit calculations and deductions by RxElite, its Subsidiaries, and, its sub-Licensees, in accordance with generally accepted accounting procedures. Such records shall be accessible to independent certified public accountants selected by either Party and reasonably acceptable to the other Party, by audits conducted not more than once a year during the License Period and for one year after the termination thereof, at any reasonable times during business hours, for the purpose of verifying Core Tech product transfer price, Net Profits and any fees due thereon. Such accountants shall disclose to both Parties only information relating to the accuracy of the records kept and the payments made, and shall be under a duty to keep confidential any other information obtained from such records. Both Parties, their Subsidiaries, and their sub-Licensees shall not be required to retain such records for more than five (5) years after the close of any calendar quarter-year.

5.4. Substantial Underpayment of Profit Share or Overcharge of Transfer Price. If any such audit reveals that the aggregate paid during any four consecutive calendar quarters was more than five percent (5%) more or less than the amount that should have been paid, then the reasonable expenses of the audit shall be borne by the other Party, which shall pay those expenses within thirty (30) days after demand therefore by the other Party accompanied by the accountants' statement therefore and its sub-Licensees, in accordance with generally accepted accounting procedures. Such records shall be accessible to independent certified public accountants selected by either Party and reasonably acceptable to the other Party, by audits conducted not more than once a year during the License Period and for one year after the termination thereof, at any reasonable times during business hours, for the purpose of verifying Core Tech product transfer price, Net Profits and any payments due thereon. Such accountants shall disclose to either Party only information relating to the accuracy of the records kept and the payments made, and shall be under a duty to keep confidential any other information obtained from such records. Both Parties, their Subsidiaries, and their sub-Licensees shall not be required to retain such records for more than five (5) years after the close of any calendar quarter-year.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Core Tech product transfer price, Net Profits and any payments due thereon. Such accountants shall disclose to either Party only information relating to the accuracy of the records kept and the payments made, and shall be under a duty to keep confidential any other information obtained from such records. Both Parties, their Subsidiaries, and their sub-Licensees shall not be required to retain such records for more than five (5) years after the close of any calendar quarter-year.

5.4.1. Any Underpayment of Profit Share or Overcharge of Transfer Price shall be paid back to the other Party within 30 days after discovered and presented in writing to the other Party according to the provisions of section 5.4 of this Agreement.

ARTICLE VI - REGULATORY APPROVAL AND MAINTENANCE

6.1 Regulatory Approval Ownership and Maintenance. Core Tech shall own, hold and maintain the U.S. FDA Abbreviated New Drug Application (ANDA) and any other regulatory approvals from other countries of the Fentanyl transdermal systems and shall pay all reasonable costs associated with ANDA maintenance throughout the license agreement.

6.2 Recall of Products. In the event Core Tech shall be required (or shall voluntarily decide) to initiate a recall, withdrawal, or field correction of any Product manufactured as part of this Agreement, whether or not such recall has been requested or ordered by any state or Federal agency, Core Tech shall notify RxElite within one (1) business day, and RxElite shall follow any other instructions reasonably provided by Core Tech. Core Tech shall bear all costs and expenses associated with any recall, withdrawal, or field correction as a result of any negligence or intentional misconduct of Core Tech , and shall reimburse RxElite for all costs and expenses reasonably incurred by RxElite as a result thereof. If, however, a recall, withdrawal or field correction is initiated by RxElite as a result of any negligence or intentional misconduct of RxElite (and not resulting from the quality of Core Tech's services, or any non-compliance with the terms and conditions of this Agreement or any defect in any of the Products including, without limitation, any adulteration, damage or other non-conformity), RxElite shall bear its costs and expenses with respect thereto and shall reimburse Core Tech for all costs and expenses reasonably incurred by Core Tech as a result thereof.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

6.3 Returns. Core Tech shall reimburse RxElite for the cost and expense of any Licensed Products returned to RxElite as a result of any:

a) Recall, withdrawal or field correction,

b) Defect (whether inherent or otherwise) in any Products supplied by Core Tech hereunder (including, without limitation, any adulteration, damage or other non-conformity), determined to have occurred prior to product acceptance by RxElite, and/or

c) Any negligence or intentional misconduct of Core Tech.

6.4 Adverse Events. During the Term, Core Tech shall be responsible for reporting to the appropriate regulatory authorities all adverse experiences reported to it with respect to the Products manufactured and supplied by Core Tech in accordance with all applicable laws and regulations. Each party shall provide to the other party the name of an appointed safety representative of such party to whom all adverse experiences reports and queries shall be reported, and the parties shall mutually agree upon procedures for adverse event reporting to each other and to the appropriate regulatory authorities in accordance with applicable laws and regulations.

ARTICLE VII - CONFIDENTIALITY

7.1. Limitations on Use, Disclosure. Parties agree to treat as confidential, and to use and disclose only for the purposes of making Licensed Products, all Confidential Technology. Parties agree that they will exercise every reasonable precaution to prevent the disclosure of Confidential Technology by any of their directors, officers, employees, or agents to other parties, other than to Subsidiaries and to RxElite sub-Licensees. Any Confidential Technology disclosed to Subsidiaries or sub-Licensees shall be disclosed on the basis of and subject to the confidentiality provisions of this Agreement. RxElite agrees to limit the disclosure of the Confidential Technology to those in RxElite, its Subsidiaries, and its sub-Licensees who have been identified in writing to Core Tech, who have a need to know for the purpose of making Licensed Products, and who have been instructed by RxElite on the terms of this Agreement and have agreed to comply with those terms both on behalf of their employers and as individuals.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

7.2. Cessation. Any information which is Confidential Technology at the date of disclosure thereof to RxElite shall cease to be Confidential Technology, and RxElite, its Subsidiaries, and its sub-Licensees shall be released from the provisions of Section 7.1 at to such information on the date when, through no act or omission on the part of RxElite, its Subsidiaries, or its sub-Licensees, such information becomes (a) publicly known by way of a single publication in which such Confidential Technology is disclosed in reasonable detail, or (b) so widely known and used in combination that it can be said to be generally available to the public. The minimum payments and fees due to Core Tech hereunder with respect to Net Profits, shall not in any way be reduced or otherwise adversely affected by reason of any Confidential Technology ceasing to be or failing to have the characteristics of Confidential Technology as defined herein.

7.3. Time Limit. The provisions of this Article V shall continue to apply to any information which is Confidential Technology for so long as it shall remain such, notwithstanding any termination of this Agreement or the License or expiration of the License Period, provided, however, that the obligations of confidentiality under this Article shall in any event expire and cease to exist three (3) years from the date of Termination of this agreement.

ARTICLE VIII - DILIGENCE

RxElite agrees to use its best efforts to effect introduction of Licensed Products in the Field of Use into the commercial market as soon as practical, consistent with sound and reasonable business practices and judgments. Except as listed below, Core Tech shall have the right to terminate the License and Core Tech's obligations under this Agreement if Licensee fails to perform activities toward commercialization of the Licensed Products as measured by specific minimum purchased quantities outlined in this agreement as outlined in Section 3.5. If RxElite purchases less than the minimum quantities outlined in this Agreement then RxElite shall have up to 90 days to Catch Up, by ordering increased quantities equal to the shortfall for the previous year during the Catch Up period.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Core Tech shall dedicate sufficient manufacturing capacity on a continuous basis throughout the term of this agreement to manufacture the Products to be supplied to RxElite and will use its best effort to deliver all RxElite orders in a timely manner. If Core Tech is not able to deliver an order within 90 days of order then the minimum order requirement for that period of time will be waved on a pro rata basis vs. the annual minimum. As soon as Core Tech is able to deliver orders in a timely manner after a delay, then required minimums shall resume. If a second site is qualified as outlined in Section 3.5.6 then annual minimums for both parties will be reduced by the amount produced at the secondary site.

ARTICLE IX - COMMITMENT AND RELEASE

9.1. During the term of this agreement, Core Tech and RxElite will not cooperate with any other third party that is involved in development, marketing, sales or distribution of the Licensed Products in the Field of Use without mutual disclosure and prior agreement.

9.2. Both Parties are free to pursue their other collaborations or partnerships outside of the Licensed Products in the Field of Use.

ARTICLE X - REPRESENTATIONS, WARRANTIES, AND LIMITATIONS

10.1. Compliance with Laws. Core Tech shall comply with all applicable laws and regulations (including, without limitation, all FDA requirements and licenses) in performing its obligations under this Agreement. Without limiting the foregoing, Core Tech shall conduct its manufacturing and delivery operations consistent with current good manufacturing practices ("cGMP") in the U.S. pharmaceutical industry and all applicable laws and regulations (including, without limitation, all FDA regulatory requirements and current cGMP as set forth in 21 C.F.R. §§ 210 and 211 for methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing and handling of any Products to assure that it is safe, and has the identity and strength and meets the quality and purity characteristics that it purports, or is represented to possess).

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

10.2. Manufacturing Standards. Core Tech shall manufacture and supply all Products in accordance with the Specifications for the Products and shall ensure that all Products, upon delivery to RxElite's warehouse, (a) meet the applicable Specifications for such Products, and (b) have at least 20 months of shelf life.

10.3. Core Tech Representations. Core Tech represents and warrants to RxElite that:

a) Core Tech is a corporation organized and existing under the laws of the State of New Jersey and has the power and authority to enter into this Agreement.

b) Core Tech has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of Core Tech who carried out such execution and delivery, and to authorize the performance by Core Tech of-its obligations hereunder.

c) Execution and delivery of this Agreement and its performance by Core Tech will not result in any breach or violation of, or constitute a default under, any agreement, instrument, judgment, or order to which Core Tech is a party or by which it is bound.

10.4 RxElite Representations. RxElite represents and warrants to Core Tech that:

a) RxElite is a corporation organized and existing under the laws of State of Delaware and has the power and authority to enter into this Agreement.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

b) RxElite has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of RxElite who carried out such execution and delivery, and to authorize the performance by RxElite of its obligations hereunder.

c) Execution and delivery of this Agreement and its performance by RxElite will not result in any breach or violation of, or constitute a default under, any agreement, instrument, judgment, or order to which RxElite is a party or by which it is bound.

ARTICLE XI - INDEMNITY, INSURANCE, INFRINGERS

11.1. Indemnification. Core Tech agrees to defend, indemnify, and hold RxElite harmless from any claims of any kind, whether in tort, contract, equity, or law, arising from or relating to the goods manufactured and supplied by Core Tech pursuant to this Agreement or any failure of Core Tech to comply with the terms and conditions of this Agreement, except if and to the extent any such claims arise from or relate to (a) defects in the Products sold by RxElite if those defects were determine to have occurred due to damage or adulteration caused by RxElite (including, without limitation, any adulteration, damage or other non-conformity), (b) any negligence or intentional misconduct of RxElite, or (c) any failure by RxElite to comply with the terms and conditions of this Agreement. RxElite agrees to defend, indemnify, and hold Core Tech harmless from and against any and all third party claims asserted against Core Tech resulting from any negligence or intentional misconduct of RxElite, except if and to the extent any such claims arise from or relate to (d) defects determined to have occurred at time of manufacture according to cGMP guidelines and according to the specifications of the approved ANDA or regulatory approval in each respective country or jurisdiction, and/or standards, storage or handling by Core Tech in the Products (whether inherent or otherwise) sold by RxElite if those Products were manufactured or supplied by or on behalf of Core Tech (including, without limitation, any adulteration, damage or other non-conformity), (e) any negligence or intentional misconduct of Core Tech, or (f) any failure by Core Tech to comply with the terms and conditions of this Agreement.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

11.2. Defense, Settlement. Each Party will pay its own legal expense in defense of any claim against such Party not indemnified in Section 11.1

11.3. Insurance. Core Tech agrees to obtain and maintain a policy of general liability insurance upon commencement of clinical evaluation and throughout the rest of the Term of this Agreement insuring against loss for all commercial liability, including products liability, with minimum policy limits of at least Ten Million Dollars per occurrence. RxElite shall be designated as an additional insured on the licensed products and policy coverage shall not be canceled or reduced except upon at least 30 days' written notice to RxElite. Upon RxElite's request, Core Tech shall provide a certificate of insurance to RxElite at any time during the Term of this Agreement. RxElite agrees to obtain and maintain a policy of general liability insurance upon commencement of clinical evaluation and throughout the rest of the Term of this Agreement insuring against loss for all commercial liability, including products liability, with minimum policy limits of at least Ten Million Dollars per occurrence. Upon Core Tech's request, RxElite shall provide a certificate of insurance to Core Tech at any time during the Term of this Agreement.

ARTICLE XII - TERM, TERMINATION AND RENEWAL

12.1. The original term of this agreement shall be 8 years. The agreement shall be auto-renewed for successive 1 year periods as long as RxElite continues to purchase the minimum required quantities.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

12.2. Events. The Agreement may be terminated by either Party pursuant one of the following subsections:

a) Material Default. If either party shall fail after thirty (30) days written notice from the other party to pay the other party any fees or other payments due and payable hereunder, or shall fail in any material way to perform any other agreement required to be performed under this Agreement, or if any Subsidiary or sub-Licensee shall be in material breach of any conditions or obligations affecting the other party and compliance with which both parties are responsible for hereunder, or if any representation or warranty of either party contained in this Agreement shall prove to have been inaccurate or misleading in any material way when made (referred to collectively and individually as a "material default"), then, without limitation of and in addition to any and all other rights and remedies available to either party with respect to such material default, either party may terminate the Agreement and their obligations hereunder by written notice to the other party at any time after the expiration of such thirty (30) day notice period if the other party has not cured the material default and the effects thereof within the 30 day notice period.

ARTICLE XIII - NOTICE

Any notice or communication required to be given hereunder in writing shall be given by registered or certified mail, return receipt requested, or delivered by courier, return receipt requested, charges and postage prepaid, addressed to the parties, respectively, at the addresses of their principal offices stated above or at such other respective substitute addresses as the addressee may designate in writing to the other party.

IF TO RXELITE: Jonathan Houssian, President, RxElite, Inc., 1404 North Main, Suite 200, Meridian, ID 83642; Tel. (208) 288-5550, Fax. (208) 288-1191.

IF TO CORE TECH: Dr. Kirti Valia, President & CEO, Core Tech Solutions, Inc., 50 Lake Drive, East Windsor, NJ 08520-5321; Tel. (609) 443-1400 Fax. (609) 443-1401.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE XIV - MISCELLANEOUS PROVISIONS.

14.1. Assignment. Both Parties shall not assign the License or this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld in the case of the other Party's sale of all or substantially all of its business, if the assignee shall assume all obligations under this Agreement. In any event, no assignment or other transfer by the Parties shall relieve them of any obligations hereunder and they shall always continue to be primarily and jointly and severally liable (along with such assignee or other transferee) for the performance of all obligations of the original Party and such assignee or other transferee hereunder.

14.2. Compliance with laws. Both parties agree that they, their Subsidiaries, and its sub-Licensees will comply with all applicable mandatory or permissive patent marking laws, rules, and regulations and comply with all other laws, rules, and regulations of all governmental authorities applicable to any of their activities contemplated by this Agreement, and will comply with all necessary and desirable practices in connection therewith, such as any appropriate-products liability labeling and compliance with safety recommendations of trade associations or governmental authorities.

14.3. Independent Contractors. The parties hereto shall be independent contractors with respect to each other, and nothing contained herein shall be construed as constituting either of them as the agent, principal, employee, servant, joint venturer, or partner of the other for any purpose whatsoever.

14.4. Non-solicitation. During the term of this Agreement and for two (2) year after its termination, RxElite and Core Tech agree that neither shall directly or indirectly solicit for employment any staff of the other party who have been directly and substantively involved in performance under this Agreement. The parties further agree not to take any action that would attempt to get around this restriction such as assisting or enabling a third party to solicit.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

14.5. Governing Law. This Agreement shall be governed by and construed in accordance with Delaware law.

14.6. Sole Agreement. This Agreement and any Exhibits annexed hereto (each of which is hereby made part hereof by this reference), and any other documents which may be expressly incorporated by reference herein, constitute the entire and only agreement between the parties concerning the subject matter hereof; and all prior negotiations, representations, warranties, agreements, and understandings related thereto are superseded hereby.

14.7. Severability. If any provision of this Agreement shall to any extent be found to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and any such invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the fullest extent permitted by law.

14.8. Headings. Headings of Articles, Sections, and subsections included herein are for convenience of reference only and shall not be used to construe this Agreement.

14.9. This Agreement may not be released, discharged, abandoned, amended, or modified in any manner, except by an instrument in writing signed on behalf of each of the Parties by their duly authorized representatives.

14.10. The Parties shall pay their own expenses incident to the preparation of this Agreement and the related agreements contemplated therein.

14.11. The Agreement may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

14.12. Core Tech and RxElite have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

ARTICLE XV - ARBITRATION

15.1. Arbitration. All disputes, controversies, or differences which may arise between the parties out of or in relation to or in connection with this Agreement, or for the breach thereof, which cannot be resolved by mutual agreement, shall be finally settled by arbitration to be held in accordance with the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association (the, "Association") as the Rules then exist. Both legal and equitable remedies shall be available to the arbitrator(s). The arbitration award shall be final and binding on the parties hereto and shall be enforceable in any court having jurisdiction.

ARTICLE XVI - XX

 XX

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

 XX

ARTICLE XVII - EFFECT OF PARTIAL INVALIDITY

17.1 The invalidity of any part of this Agreement shall not be deemed to affect the validity of any other part of this Agreement. In the event that any provision of this Agreement is held to be invalid or unenforceable, the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid or unenforceable provision. If a provision is deemed invalid or unenforceable due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

ARTICLE XVIII - MISCELLANEOUS ITEMS

18.1  Entire Agreement. This Agreement shall constitute the entire Agreement between the parties related to the subject matter hereof. Any prior understanding, agreement or representation between the parties of any kind (whether written or oral) preceding the date of this Agreement including all previously signed agreements shall not be binding on either party except to the extent expressly set forth in this Agreement.

18.2  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same instrument.

18.3  No Waiver. The failure of either party to this Agreement to insist upon the performance of any of its terms and conditions, or the waiver of any breach of any of the terms and conditions of this Agreement, shall not be construed as later waiving any terms and conditions, but they shall continue and remain in full force and effect as if no forbearance or waiver had occurred.

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT,
WHICH HAVE BEEN REMOVED AND REPLACED WITH
AN “XX”, HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406
PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND
RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Accepted:

11/07/2006
Kirti H. Valia, Ph.D. President and CEO Core Tech Solutions, Inc.	Date

EIN: 22-3588695

DNB: 06-843-1860

Accepted:

11-9-2006
Jonathan Houssian President RxElite, Inc.	Date

EIN:

DNB: